                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT

                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 19, 1995


                           AMERICAN MAIZE-PRODUCTS COMPANY
             (Exact name of registrant as specified in its charter)



     Maine                        1-6244                     13-0432720
(State or other                 (Commission                (IRS Employer
jurisdiction of                 File No.)                Identification No.)
incorporation)



          250 Harbor Drive, Stamford, Connecticut           06902
            (Address of principal executive offices)      (Zip Code)


      Registrant's telephone number, including area code:  (203) 356-9000



                                      None
         (Former name or former address, if changed since last report)

Item 5.  Other Events

                 On April 19, 1995, American Maize-Products Company (the "Company") issued a press release which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


Item 7.  Financial Statements and Exhibits

            (c)      Exhibits.


                     99.1    Press release of the Company, dated April 19, 1995.

                                   SIGNATURES


                 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           AMERICAN MAIZE-PRODUCTS COMPANY



                                           By  /s/Edward P. Norris
                                               ---------------------------------
                                               Name:    Edward P. Norris
                                               Title:   Vice President and
                                                        Chief Financial Officer


Date:  April 25, 1995

                                 EXHIBIT INDEX


Number                     Subject Matter
- ------                     --------------
 99.1                 Press release of the Company, dated April 19, 1995.